UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7149

Smith Barney Oregon Municipals Fund
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: April 30
Date of reporting period: October 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

        The Semi-Annual Report to Stockholders is filed herewith.

EXPERIENCE

Smith Barney
Oregon Municipals Fund

S E M I - A N N U A L

R E P O R T

OCTOBER 31, 2005

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Smith Barney Oregon Municipals Fund

Semi-Annual • October 31, 2005

What’s Inside
	Letter from the Chairman	1
	Fund at a Glance	5
	Fund Expenses	6
	Schedule of Investments	8
	Statement of Assets and Liabilities	15
	Statement of Operations	16
	Statements of Changes in Net Assets	17
	Financial Highlights	18
	Notes to Financial Statements	21
Fund Objective The Fund seeks to provide Oregon investors with as high a level of dividend income exempt from regular federal income tax and Oregon state personal income tax as is consistent with prudent investment management and preservation of capital.	Board Approval of Management Agreement	30
	Additional Shareholder Information	37

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Fund’s investment adviser, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was surprisingly resilient during the reporting period. While surging oil prices, rising interest rates, and the impact of Hurricanes Katrina and Rita threatened to derail the economic expansion, growth remained solid throughout the period. After a 3.3% advance in the second quarter of 2005, third quarter gross domestic product (“GDP”)[i] growth grew to 4.3%, marketing the tenth consecutive quarter in which GDP growth grew 3.0% or more.

As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates in an attempt to ward off inflation. After raising rates seven times from June 2004 through April 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments four additional times over the reporting period. The Fed again raised rates in early November, after the Fund’s reporting period had ended. All told, the Fed’s twelve rate hikes have brought the target for the federal funds rate from 1.00% to 4.00%. This represents the longest sustained Fed tightening cycle since 1976-1979.

During much of the reporting period, the fixed income market confounded investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. However, due to a spike late in the period, the 10-year Treasury yield was 4.56% on October 31, 2005, versus 4.21% when the period began. Nevertheless, this was still lower than its yield of 4.62% when the Fed began its tightening cycle on June 30, 2004. This trend also occurred in the municipal bond market.

Performance Review

For the six months ended October 31, 2005, Class A shares of the Smith Barney Oregon Municipals Fund, excluding

Smith Barney Oregon Municipals Fund	1

sales charges, returned 1.21%. These shares outperformed the Lipper Oregon Municipal Debt Funds Category Average,[1] which increased 0.38%. The Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Indexiv, returned 0.59% for the same period.

Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Fund Performance as of October 31, 2005 (excluding sales charges) (unaudited)
6 Months
Oregon Municipals Fund—Class A Shares	1.21%
Lehman Brothers Municipal Bond Index	0.59%
Lipper Oregon Municipal Debt Funds Category Average	0.38%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Fee waivers are voluntary, and may be reduced or terminated at any time. Absent these waivers, the performance would have been lower.

The 30-Day SEC Yield for Class A, Class B and Class C were 4.21%, 3.83% and 3.82%, respectively. Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, the 30-Day SEC yield for Class A, Class B and Class C would have been 4.07%, 3.68% and 3.67%, respectively.

All share class returns assume the reinvestment of all distributions including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 0.83% and Class C shares returned 0.94% over the six months ended October 31, 2005.

Special Shareholder Notice

On December 1, 2005, Citigroup, Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly

1

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended October 31, 2005, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 18 funds in the Fund’s Lipper category, and excluding sales charges.

2	Smith Barney Oregon Municipals Fund

owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our steward-ship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

December 1, 2005

Smith Barney Oregon Municipals Fund	3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower-rated, higher yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.

4	Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report

Pre-Refunded

Hospitals

General Obligations

Education

Housing: Multi-Family

Transportation

Life Care Systems

Finance

Solid Waste

Public Facilities

Tax Allocation

Industrial Development

23.3%

15.2%

  14.7%

9.9%

6.0%

3.7%

2.8%

  1.9%

1.5%

1.4%

0.3%

0.2%

0.0%

  5.0%

  15.0%

  20.0%

  25.0%

  October 31, 2005

  As a Percent of Total Investments

  Investment Breakdown

  Fund at a Glance (unaudited)

Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report

5

Escrowed to Maturity

Miscellaneous

Housing: Single-Family

Water and Sewer

Cogeneration Facilities

  10.0%

7.2%

  1.7%

  1.8%

5.5%

2.9%

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2005 and held for the six months ended October 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	1.21%	$1,000.00	$1,012.10	0.79%	$4.01
Class B	0.83	1,000.00	1,008.30	1.36	6.88
Class C	0.94	1,000.00	1,009.40	1.34	6.79
(1)	For the six months ended October 31, 2005.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements the total return would be lower.

(3)

Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.

6	Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,021.22	0.79%	$4.02
Class B	5.00	1,000.00	1,018.35	1.36	6.92
Class C	5.00	1,000.00	1,018.45	1.34	6.82
(1)	For the six months ended October 31, 2005.
(2)

Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report	7

Schedule of Investments (October 31, 2005) (unaudited)
SMITH BARNEY OREGON MUNICIPALS FUND

Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 99.2%
Cogeneration Facilities — 0.2%
$100,000	NR	Western Generation Agency, Cogeneration Project Revenue, Wauna
		Cogeneration Project, Series B, 7.250% due 1/1/09 (a)	$101,042
Education — 10.0%
600,000	BBB+	Multnomah County, Educational Facilities Revenue, University Portland
		Project, 6.000% due 4/1/25	640,062
		Oregon State Facilities Authority Revenue:
500,000	Baa1(b)	Linfield College Project, Series A, 5.000% due 10/1/25	506,610
1,210,000	AAA	Senior College in Student Housing Project A, XLCA-Insured, 5.250%
		due 7/1/25 †	1,282,346
1,240,000	AAA	Willamette University Project, Series A, FGIC-Insured, 5.000% due 10/1/34 †	1,282,296
		Oregon State Health, Housing, Educational & Cultural Facilities
		Authority, Series A, Western St. Chiropractic, ACA-Insured:
785,000	A	6.350% due 12/1/20	840,366
545,000	A	6.350% due 12/1/25	580,725
500,000	A	University of the Virgin Islands, Refunding & Improvement,
		Bonds Series A, ACA-Insured, 6.250% due 12/1/29	546,665
		Total Education	5,679,070
Escrowed to Maturity (c) — 1.7%
140,000	AAA	Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue,
		10.250% due 7/1/09	158,746
		Umatilla County Hospital Facility Authority Revenue, Catholic Health
		Initiatives, Series A:
465,000	AA	5.750% due 12/1/20	513,476
285,000	AA	5.500% due 3/1/22	313,016
		Total Escrowed to Maturity	985,238
Finance — 2.9%
		Virgin Islands Public Finance Authority Revenue, Series A:
1,000,000	BBB	Gross Receipts Taxes Loan Notes, 6.500% due 10/1/24 †	1,115,820
500,000	A	Senior Lien, ACA/CBI-Insured, 5.500% due 10/1/18	523,730
		Total Finance	1,639,550
General Obligation — 14.0%
500,000	AAA	Jefferson County GO, School District No. 509J, FGIC-School Board
		Guaranty, 5.250% due 6/15/16	539,615
2,000,000	Aaa(b)	Lane County GO, Eugene School District No. 4J, FSA-Insured,
		5.000% due 7/1/17 †	2,100,320
500,000	NR	Northern Mariana Islands Commonwealth, GO, Series A, 7.375% due 6/1/30	538,085
225,000	AA-	Oregon State GO, Veterans Welfare, Series 80A, 5.700% due 10/1/32	230,011
1,500,000	AAA	Puerto Rico Commonwealth, GO, RITES, PA-931, XLCA-Insured,
		9.254% due 11/3/05 (d)†	1,871,220

See Notes to Financial Statements.

8	Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report

Schedule of Investments (October 31, 2005) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

General Obligations — 14.0% (continued)
$1,000,000	AAA	Puerto Rico Commonwealth, Public Improvement, Series A,
		XLCA-Insured, 5.500% due 7/1/17 †	$1,123,740
1,000,000	Aaa(b)	Rogue Community College District Oregon GO, MBIA-School Board
		Guaranty, 5.000% due 6/15/25	1,040,220
500,000	AAA	Tillamook County GO, School District No. 9, FSA-School Board
		Guaranty, 5.250% due 6/15/22	533,900
		Total General Obligations	7,977,111
Hospitals — 15.2%
		Clackamas County Hospital Facilities Authority Revenue:
500,000	AA	Gross-Willamette Falls Hospital Project, Radian-Insured,
		5.500% due 4/1/22	532,710
		Legacy Health System:
500,000	AA	5.750% due 5/1/16	543,450
1,000,000	AA	5.250% due 5/1/21	1,044,690
1,000,000	Baa3(b)	Williamette Falls Hospital Project, 6.000% due 4/1/19	1,039,720
1,000,000	AA	Hillsboro Hospital Facility Authority Revenue, Tuality Healthcare Project,
		Radian-Insured, 5.375% due 10/1/31	1,046,520
1,000,000	BBB	Klamath Falls, OR, Inter Community Hospital Authority Revenue, Merle
		West Medical Center Project, 6.250% due 9/1/31	1,060,130
500,000	AA	Multnomah County Hospital Facility Authority Revenue, Providence
		Health Systems, 5.250% due 10/1/24	528,765
1,000,000	BBB-	Puerto Rico Industrial, Tourist, Educational, Medical & Environmental
		Control Facilities, Ryder Memorial Hospital Project, Series A,
		6.700% due 5/1/24	1,004,650
		Umatilla County Hospital Facility Authority Revenue,
		Catholic Health Initiatives, Series A:
535,000	AA	5.750% due 12/1/20	586,012
215,000	AA	5.500% due 3/1/22	231,491
1,000,000	AA	5.000% due 5/1/22	1,042,860
		Total Hospitals	8,660,998
Housing: Multi-Family — 7.3%
470,000	Aa2(b)	MFH Revenue Bond Pass-Through Certificates Beneficial Ownership,
		Pacific Tower Apartments, Series 6, 6.050% 11/1/34 (a)(e)	489,496
500,000	Aaa(b)	Portland Housing Authority, Multi-Family Revenue, Cherry
		Blossom Apartments, Series A, GNMA-Collateralized,
		6.100% due 12/20/26 (a)	520,460
850,000	Aa1(b)	Portland, OR, Housing Authority, Multi-Family Revenue, Cherry
		Ridge Project, LOC-U.S. Bank NA, 6.250% due 5/1/12 (a)	851,589
		Washington County Housing Authority, Multi-Family Revenue:
1,000,000	NR	Affordable Housing Pool, Series A, 6.125% due 7/1/29	1,048,710
1,000,000	Aa1(b)	Bethany Meadows Project, LOC-U.S. Bank NA, 6.250% due 8/1/13 (a)	1,012,810
220,000	AAA	Terrace View Project, FNMA-Collateralized, 5.500% due 12/1/17 (a)	225,551
		Total Housing: Multi-Family	4,148,616

See Notes to Financial Statements.

Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report	9

Schedule of Investments (October 31, 2005) (unaudited) (continued)
Face
Amount	Rating‡	Security	Value

Housing: Single-Family — 1.3%
$350,000	Aa2(b)	Oregon State Housing & Community Services Department, Mortgage
		Revenue, Single-Family Mortgage Program, Series F,
		5.550% due 7/1/30	$354,981
295,000	Aaa(b)	Puerto Rico Housing, Bank & Finance Agency, Single-Family Mortgage
		Revenue, Affordable Housing Mortgage, Portfolio I, GNMA/FNMA/
		FHLMC-Collateralized, 6.250% due 4/1/29 (a)	299,614
110,000	AAA	Virgin Islands HFA, Single-Family Revenue, GNMA Mortgage-Backed
		Securities Program, Series A, GNMA-Collateralized,
		6.450% due 3/1/16 (a)	110,992
		Total Housing: Single-Family	765,587
Industrial Development — 1.8%
1,000,000	BBB-	Oregon State EDR, Georgia-Pacific Corp., Series CLVII,
		6.350% due 8/1/25 (a)	1,001,420
Life Care Systems — 5.4%
2,000,000	NR	Clackamas County, Hospital Facilities Authority Revenue,
		Mary’s Woods at Marylhurst Inc., Senior Living Facilities,
		Series A, 6.625% due 5/15/29 †	2,094,400
1,000,000	NR	Yamhill County Hospital Authority, Friendsview Retirement Community,
		7.000% due 12/1/34	1,011,620
		Total Life Care Systems	3,106,020
Miscellaneous — 1.5%
300,000	NR	Lebanon Urban Renewal Agency, 5.500% due 6/1/14	315,057
500,000	AAA	Oregon State Department of Administrative Services Lottery Revenue,
		Series B, FSA-Insured, 5.000% due 4/1/19	525,185
		Total Miscellaneous	840,242
Pre-Refunded (f) — 23.3%
		Clackamas County GO:
500,000	AA-	Canby School District No. 86, School Board Guaranty,
		Call 6/15/10 @ 100, 5.250% due 6/15/20	537,205
500,000	Aaa(b)	Lake Oswego School District No. 7J, MBIA-Insured,
		Call 6/1/11 @ 100, 5.000% due 6/1/26	535,860
360,000	AA-	Clackamas County Service District North 1, Sewer Revenue,
		Call 10/1/06 @ 100, 6.375% due 10/1/14	370,829
300,000	Aaa(b)	Deschutes County GO, Administrative School District No. 1, Series A,
		FSA-School Board Guaranty, Call 6/15/11 @ 100,
		5.500% due 6/15/18	329,220
500,000	AAA	Eugene Water Revenue, Utililties Systems, FSA-Insured,
		Call 8/1/10 @ 100, 5.875% due 8/1/30	552,845
850,000	AA	Forest Grove, Campus Improvement & Refunding Revenue, Pacific
		University, Radian-Insured, Call 5/1/10 @ 100, 6.300% due 5/1/25	951,932
500,000	AAA	Jackson County GO, Central Point School District No. 6, FGIC-School
		Board Guaranty, Call 6/15/10 @ 100, 5.250% due 6/15/20	538,310

See Notes to Financial Statements.

10	Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report

Schedule of Investments (October 31, 2005) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Pre-Refunded (f) — 23.3% (continued)
$1,000,000	AAA	Klamath Falls Wastewater Revenue, AMBAC-Insured,
		Call 6/1/10 @ 100, 5.500% due 6/1/25 †	$1,086,540
500,000	AAA	Lane County GO, Bethel School District No. 52 FGIC-School Board
		Guaranty, Call 12/1/06 @ 100, 6.400% due 12/1/09	517,880
500,000	AA-	Multnomah County GO, Reynolds School District No. 7, School Board
		Guaranty, Call 6/15/11 @ 100, 5.125% due 6/15/20	539,235
500,000	Aaa(b)	Multnomah-Clackamas County GO, Centennial School District
		No. 28-302, FGIC-School Board Guaranty, Call 6/15/11 @ 100,
		5.000% due 6/15/21	536,080
500,000	AAA	Oregon State Department of Administrative Services, COP, Series A,
		AMBAC-Insured, Call 5/1/10 @ 101, 6.250% due 5/1/17 (g)	563,225
		Oregon State Department of Transportation Highway User Tax Revenue:
500,000	AA+	Call 11/15/10 @ 100, 5.375% due 11/15/20	544,360
1,000,000	AA+	FGIC-School Board Guaranty, Call 11/15/12 @ 100,
		5.500% due 11/15/18 †	1,111,210
1,000,000	AA+	Series A, Call 11/15/12 @ 100, 5.500% due 11/15/20 †	1,111,210
1,000,000	Baa1(b)	Oregon State Health, Housing, Educational & Cultural Facilities
		Authority, Linfield College Project, Series A, Call 10/1/10 @ 101,
		6.625% due 10/1/20 †	1,146,330
500,000	AA+	Tri-County Metropolitan Transportation District Revenue, Series A,
		Call 8/1/10 @ 100, 5.375% due 8/1/20	540,855
500,000	Aaa(b)	Washington County GO, Forest Grove School District No. 15,
		FSA-School Board Guaranty, Call 6/15/11 @ 100,
		5.000% due 6/15/21	536,080
1,135,000	Aaa(b)	Washington, Multnomah & Yamill County GO, School District No. 1J,
		MBIA-Insured, Call 6/1/11 @ 100, 5.125% due 6/1/17 †	1,223,518
		Total Pre-Refunded	13,272,724
Public Facilities — 2.7%
500,000	AAA	Oregon State Bond Bank Revenue, Economic & Community
		Development Department, Series B, MBIA-Insured,
		5.500% due 1/1/26	528,710
1,000,000	AAA	Oregon State Department of Administrative Services, COP, Series A,
		5.000% due 5/1/30	1,032,820
		Total Public Facilities	1,561,530
Solid Waste — 3.7%
1,975,000	NR	Wasco County, OR, Solid Waste Disposal Revenue, Waste
		Connections Inc. Project, 7.250% due 3/1/21 (a)†	2,116,607
Tax Allocation — 1.9%
1,000,000	Aaa(b)	Portland, OR, Urban Renewal & Redevelopment, Series A,
		AMBAC-Insured, 5.000% due 6/15/18	1,067,910

See Notes to Financial Statements.

Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report	11

Schedule of Investments (October 31, 2005) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Transportation — 6.0%
$1,000,000	AAA	Port of Portland Airport Revenue, Portland International Airport,
		Series B, AMBAC-Insured, 5.500% due 7/1/18 (a)	$1,048,400
945,000	BBB+	Puerto Rico Commonwealth Highway & Transportation Authority
		Revenue, Series H, 5.000% due 7/1/28	961,783
500,000	CCC	Puerto Rico Port Authority Revenue, Special Facilities, American
		Airlines Inc., Series A, 6.250% due 6/1/26 (a)	340,520
1,000,000	AAA	Tri City Metropolitan Transportation District Oregon Revenue,
		Refunding Ltd. Tax Pledge, Series A, FSA-Insured,
		5.000% due 9/1/18	1,059,680
		Total Transportation	3,410,383
Water and Sewer — 0.3%
165,000	Aa1(b)	Port of Umatilla, OR, Water Revenue, LOC-Bank of America NA,
		6.650% due 8/1/22 (a)	166,277
		TOTAL INVESTMENTS BEFORE SHORT-TERM
		INVESTMENT (Cost — $53,775,775)	56,500,325
SHORT-TERM INVESTMENT — 0.7%
General Obligation — 0.7%
400,000	A-1+	Oregon State GO, Series 73F, 2.690%, 11/2/05 (h)
		(Cost — $400,000)	400,000
		TOTAL INVESTMENTS — 99.9% (Cost — $54,175,775#)	56,900,325
		Other Assets in Excess of Liabilities — 0.1%	38,236
		TOTAL NET ASSETS — 100.0%	$56,938,561
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.
†	All or a portion of this security is segregated for open futures contracts and/or extended settlements.
(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(b)	Rating by Moody’s Investors Service Inc. All ratings are unaudited.
(c)

Bonds are escrowed to maturity by U.S. government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	Inverse floating rate security - coupon varies inversely with level of short-term tax-exempt interest rates. Maturity date shown is the date of the next coupon rate reset or actual maturity.
(e)	Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2005. Maturity date shown is the date of the next coupon rate reset or actual maturity.
(f)

Pre-Refunded bonds are escrowed with U.S. government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(h)	Variable rate demand obligations have a demand feature under which the fund could tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is substantially the same.
Abbreviations used in this schedule:
ACA - American Capital Assurance	GNMA - Government National Mortgage Association
AMBAC - Ambac Assurance Corporation	GO - General Obligation
CBI - Certificate of Bond Insurance	HFA - Housing Finance Authority
COP - Certificate of Participation	LOC - Letter of Credit
EDR - Economic Development Revenue	MBIA - Municipal Bond Investors Assurance Corporation
FGIC - Financial Guaranty Insurance Company	MFH - Multi-Family Housing
FHLMC - Federal Home Loan Mortgage Corporation	Radian - Radian Assets Assurance
FNMA - Federal National Mortgage Association	RITES - Residual Interest Tax-Exempt Securities
FSA - Financial Security Assurance	XLCA - XL Capital Assurance Inc.

See Notes to Financial Statements.

12	Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA”  to “CCC”  may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A	—

Bonds rated “A”  have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB”  are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa”  to “Caa,”  where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa”  are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa”  are judged to be of high quality by all standards. Together with the “Aaa”  group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A”  possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa”  are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR	—	Indicates that the bond is not rated by Standard & Poor’s and Moody’s.

Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report	13

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

14	Smith Barney High Income Fund 2003 Annual Report

Statement of Assets and Liabilities (October 31, 2005) (unaudited)
ASSETS:
Investments, at value (Cost — $54,175,775)	$56,900,325
Cash	115,664
Interest receivable	1,001,073
Receivable for Fund shares sold	119,097
Prepaid expenses	2,947
Total Assets	58,139,106
LIABILITIES:
Payable for securities purchased	1,073,393
Payable for Fund shares repurchased	24,826
Payable to broker – variation margin on open futures contracts	23,438
Transfer agent fees payable	10,601
Trustees’ fees payable	13,022
Investment advisory fee payable	10,221
Distribution fees payable	6,855
Administration fee payable	6,814
Accrued expenses	31,375
Total Liabilities	1,200,545
Total Net Assets	$56,938,561
NET ASSETS:
Par value (Note 6)	$5,412
Paid-in capital in excess of par value	56,298,359
Undistributed net investment income	30,427
Accumulated net realized loss on investments and futures contracts	(2,881,124)
Net unrealized appreciation on investments and futures contracts	3,485,487
Total Net Assets	$56,938,561
Shares Outstanding:
Class A	2,863,049
Class B	908,308
Class C	1,640,553
Net Asset Value:
Class A (and redemption price)	$10.55
Class B*	$10.48
Class C*	$10.50
Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.00%)	$10.99

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report	15

Statement of Operations (For the six months ended October 31, 2005) (unaudited)
INVESTMENT INCOME:
Interest	$1,528,632
EXPENSES:
Distribution fees (Notes 2 and 4)	118,066
Investment advisory fee (Note 2)	88,818
Administration fee (Note 2)	59,212
Legal fees	29,257
Shareholder reports (Note 4)	18,833
Custody fees	11,806
Audit and tax	11,167
Transfer agent fees (Notes 2 and 4)	8,488
Trustees’ fees	5,402
Registration fees	1,539
Insurance	1,446
Miscellaneous expenses	1,792
Total Expenses	355,826
Less: Investment advisory and administration fee waivers (Note 2)	(44,409)
Net Expenses	311,417
Net Investment Income	1,217,215
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	28,577
Futures contracts	(860,081)
Net Realized Loss	(831,504)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(969,489)
Futures contracts	1,213,202
Change in Net Unrealized Appreciation/Depreciation	243,713
Net Loss on Investments and Futures Contracts	(587,791)
Increase in Net Assets From Operations	$629,424

See Notes to Financial Statements.

16	Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report

Statements of Changes in Net Assets
For the six months ended October 31, 2005 (unaudited) and the year ended April 30, 2005
	October 31	April 30
OPERATIONS:
Net investment income	$1,217,215	$2,394,762
Net realized loss	(831,504)	(592,521)
Change in net unrealized appreciation/depreciation	243,713	434,295
Increase in Net Assets From Operations	629,424	2,236,536

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(1,182,314)	(2,451,560)
Decrease in Net Assets From Distributions to Shareholders	(1,182,314)	(2,451,560)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	3,314,567	13,418,545
Reinvestment of distributions	655,790	1,412,051
Cost of shares repurchased	(6,746,894)	(7,114,839)
Increase (Decrease) in Net Assets From Fund Share Transactions	(2,776,537)	7,715,757
Increase (Decrease) in Net Assets	(3,329,427)	7,500,733
NET ASSETS:
Beginning of period	60,267,988	52,767,255
End of period*	$56,938,561	$60,267,988
* Includes undistributed (overdistributed) net investment income of:	$30,427	$(4,474)

See Notes to Financial Statements.

Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report	17

Financial Highlights

For a share of each classs of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:

Class A Shares(1)	2005(2)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.65		$10.69	$10.70	$10.57	$10.33	$10.02
Income (Loss) From Operations:
Net investment income	0.23		0.48	0.52	0.52	0.53 (3)	0.54
Net realized and unrealized gain (loss)	(0.10)		(0.03)	(0.02)	0.13	0.25 (3)	0.31
Total Income From Operations	0.13		0.45	0.50	0.65	0.78	0.85
Less Distributions From:
Net investment income	(0.23)		(0.49)	(0.51)	(0.51)	(0.54)	(0.54)
In excess of net investment income	—		—	—	(0.01)	—	—
Total Distributions	(0.23)		(0.49)	(0.51)	(0.52)	(0.54)	(0.54)
Net Asset Value, End of Period	$10.55		$10.65	$10.69	$10.70	$10.57	$10.33
Total Return(4)	1.21%		4.31%	4.74%	6.29%	7.67%	8.62%
Net Assets, End of Period (000s)	$30,191		$31,560	$28,041	$27,820	$24,163	$16,657
Ratios to Average Net Assets:
Gross expenses	0.94	%(5)	0.91%	0.89%	0.96%	0.92%	0.97%
Net expenses(6)	0.79	(5)	0.75	0.74	0.81	0.77	0.82
Net investment income	4.37	(5)	4.51	4.82	4.85	4.98 (3)	5.23
Portfolio Turnover Rate	2%		11%	14%	19%	20%	35%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended October 31, 2005 (unaudited).
(3)

Effective May 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended April 30, 2002, the ratio of net investment income to average net assets would have been 4.99%. The impact of this change to net investment income and net realized and unrealized gain was less than $0.01 per share. Per share, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.
(6)	The investment adviser and administrator voluntarily waived a portion of their fees.

See Notes to Financial Statements.

18	Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:

Class B Shares(1)	2005(2)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.59		$10.63	$10.63	$10.52	$10.29	$10.00
Income (Loss) From Operations:
Net investment income	0.20		0.42	0.46	0.45	0.47 (3)	0.48
Net realized and unrealized gain (loss)	(0.11)		(0.03)	(0.01)	0.12	0.26 (3)	0.31
Total Income From Operations	0.09		0.39	0.45	0.57	0.73	0.79
Less Distributions From:
Net investment income	(0.20)		(0.43)	(0.45)	(0.45)	(0.50)	(0.50)
In excess of net investment income	—		—	—	(0.01)	—	—
Total Distributions	(0.20)		(0.43)	(0.45)	(0.46)	(0.50)	(0.50)
Net Asset Value, End of Period	$10.48		$10.59	$10.63	$10.63	$10.52	$10.29
Total Return(4)	0.83%		3.75%	4.25%	5.53%	7.21%	8.06%
Net Assets, End of Period (000s)	$9,523		$10,903	$13,057	$15,718	$17,014	$16,572
Ratios to Average Net Assets:
Gross expenses	1.51	%(5)	1.46%	1.42%	1.54%	1.44%	1.49%
Net expenses(6)	1.36	(5)	1.30	1.27	1.39	1.29	1.35
Net investment income	3.80	(5)	3.96	4.29	4.26	4.46 (3)	4.72
Portfolio Turnover Rate	2%		11%	14%	19%	20%	35%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended October 31, 2005 (unaudited).
(3)

Effective May 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended April 30, 2002, the ratio of net investment income to average net assets would have been 4.47%. The impact of this change to net investment income and net realized and unrealized gain was less than $0.01 per share. Per share, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.
(6)	The investment adviser and administrator voluntarily waived a portion of their fees.

See Notes to Financial Statements.

Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report	19

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:

Class C Shares(1)(2)	2005(3)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.60		$10.64	$10.65	$10.53	$10.31	$10.01
Income (Loss) From Operations:
Net investment income	0.20		0.42	0.45	0.46	0.46 (4)	0.48
Net realized and unrealized gain (loss)	(0.10)		(0.03)	(0.01)	0.12	0.26 (4)	0.32
Total Income From Operations	0.10		0.39	0.44	0.58	0.72	0.80
Less Distributions From:
Net investment income	(0.20)		(0.43)	(0.45)	(0.45)	(0.50)	(0.50)
In excess of net investment income	—		—	—	(0.01)	—	—
Total Distributions	(0.20)		(0.43)	(0.45)	(0.46)	(0.50)	(0.50)
Net Asset Value, End of Period	$10.50		$10.60	$10.64	$10.65	$10.53	$10.31
Total Return(5)	0.94%		3.73%	4.15%	5.57%	7.05%	8.10%
Net Assets, End of Period (000s)	$17,225		$17,805	$11,669	$10,569	$6,001	$3,724
Ratios to Average Net Assets:
Gross expenses	1.49	%(6)	1.45%	1.48%	1.54%	1.50%	1.54%
Net expenses(7)	1.34	(6)	1.30	1.33	1.39	1.35	1.39
Net investment income	3.82	(6)	3.96	4.23	4.28	4.39 (4)	4.67
Portfolio Turnover Rate	2%		11%	14%	19%	20%	35%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	For the six months ended October 31, 2005 (unaudited).
(4)

Effective May 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended April 30, 2002, net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.47, $0.25 and 4.40%, respectively. Per share, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

(5)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(6)	Annualized.
(7)	The investment adviser and administrator voluntarily waived a portion of their fees.

See Notes to Financial Statements.

20	Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

The Smith Barney Oregon Municipals Fund (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, (“1940 Act”), as a non-diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available or where market quotations are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Securities Traded on a When-Issued Basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement. This transaction is subject to market fluctuations and its current value is determined in the same manner as for other securities.

Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report	21

Notes to Financial Statements (unaudited) (continued)

(d) Fund Concentration. Since the Fund invests primarily in obligations of issuers within Oregon, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Oregon.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement, Administration Agreement and Other Transactions with  Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.30% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly. SBFM waived $26,645 of its investment advisory fee for the six months ended October 31, 2005.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets up to $500 million and 0.18% of the Fund’s average daily net assets in excess of $500 million. This fee is calcu-

22	Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

lated daily and paid monthly. SBFM waived $17,764 of its administration fee for the six months ended October 31, 2005.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the six months ended October 31, 2005, the Fund paid transfer agent fees of $3,230 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

There is a maximum sales charge of 4.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur a sales charge.

For the six months ended October 31, 2005, CGM received sales charges of approximately $19,000 on sales of the Fund’s Class A shares. In addition, for the six months ended October 31, 2005, CDSCs paid to CGM were approximately $4,000 and $2,000 for Class B and C shares, respectively.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the statement of operations under trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets.

As of October 31, 2005, the Fund has accrued $12,463 as deferred compensation.

Certain officers and one Trustee of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended October 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,068,810
Sales	3,228,571

Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report	23

Notes to Financial Statements (unaudited) (continued)

At October 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal  income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,957,717
Gross unrealized depreciation	(233,167)
Net unrealized appreciation	$2,724,550

At October 31, 2005, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell: U.S. Treasury Bonds	150	12/05	$17,556,250	$16,795,313	$760,937

4. Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the six months ended October 31, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Distribution Fees	$23,632	$32,821	$61,613

For the six months ended October 31, 2005, total Transfer Agent fees were as follows:

	Class A	Class B	Class C
Transfer Agent fees	$3,703	$2,356	$2,429

For the six months ended October 31, 2005, total Shareholder Reports expenses were as follows:

	Class A	Class B	Class C
Shareholder Reports Expenses	$8,670	$5,344	$4,819

24	Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

5. Distributions to Shareholders by Class

	Six Months Ended October 31, 2005	Year Ended April 30, 2005
Net Investment Income
Class A	$669,060	$1,353,838
Class B	186,050	475,079
Class C	327,204	622,643
Total	$1,182,314	$2,451,560

6. Shares of Beneficial Interest

At October 31, 2005, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares if each class were as follows:

	Six Months Ended October 31, 2005		Year Ended April 30, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	191,108	$2,029,764	528,066	$5,626,715
Shares issued on reinvestment	31,320	331,825	67,267	716,115
Shares repurchased	(323,899)	(3,436,854)	(254,477)	(2,710,333)
Net Increase (Decrease)	(101,471)	$(1,075,265)	340,856	$3,632,497
Class B
Shares sold	9,253	$97,490	53,221	$563,882
Shares issued on reinvestment	9,292	97,908	23,997	253,971
Shares repurchased	(140,142)	(1,480,477)	(275,709)	(2,919,569)
Net Decrease	(121,597)	$(1,285,079)	(198,491)	$(2,101,716)
Class C
Shares sold	112,401	$1,187,313	681,485	$7,227,948
Shares issued on reinvestment	21,425	226,057	41,689	441,965
Shares repurchased	(172,925)	(1,829,563)	(140,065)	(1,484,937)
Net Increase (Decrease)	(39,099)	$(416,193)	583,109	$6,184,976

Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report	25

Notes to Financial Statements (unaudited) (continued)

7. Capital Loss Carryforward

As of April 30, 2005, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
4/30/2008	$(279,432)
4/30/2009	(238,120)
4/30/2011	(344,529)
4/30/2012	(9,159)
4/30/2013	(1,250,140)
$(2,121,380)

These amounts will be available to offset any future taxable capital gains.

8. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrong-doing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7

26	Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason, Inc. (“Legg Mason”).

9. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

*     *     *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things,

Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report	27

Notes to Financial Statements (unaudited) (continued)

that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

10. Other Matters

The Fund has received information concerning SBFM as follows:

On September 16, 2005, the staff of the SEC informed SBFM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment management services relating to the Fund.

11. Subsequent Events

On December 1, 2005, Citigroup completed the sale of substantially all of its asset management business, CAM, to Legg Mason. As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s

28	Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

The Fund’s Board has appointed the Fund’s current distributors, CGM and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer fund shares in the future.

Effective December 1, 2005, with respect to those Fund share classes subject to a Rule 12b-1 Plan, the fund pays service and distribution fees to each of LMIS and CGM for the services they provide and expenses they bear under the Distribution Agreements. The expenses intended to be covered by the distribution fees include those of each co-distributor. The co-distributors will provide the Fund’s Board with periodic reports of amounts expended under the Fund’s Rule 12b-1 Plans and the purposes for which such expenditures were made.

Effective December 1, 2005, CGM will no longer be an affiliated person of the Fund under the 1940 Act. As a result, the Fund will be permitted to execute transactions with CGM or an affiliate of CGM as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. Similarly, the Fund generally will be permitted to purchase securities in underwritings in which CGM or an affiliate of CGM is a member without the restrictions imposed by certain rules of the SEC. The Manager’s use of CGM or affiliates of CGMI as agent in portfolio transactions with the Fund will be governed by the Fund’s policy of seeking the best overall terms available.

Certain officers and one Trustee of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund. The principal business office of PFPC is located at P.O. Box 9699, Providence, RI 02940-9699.

Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report	29

Board Approval of Management Agreement (unaudited)

At separate meetings of the Fund’s Board of Trustees, the Board considered the reapproval for an annual period of the Fund’s management agreement (the “Agreement”), pursuant to which Smith Barney Fund Management LLC (the “Manager”) provides the Fund with investment advisory and administrative services. The Board members who are not “interested persons” (as defined in the 1940 Act (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager. The Independent Trustees requested and received information from the Manager they deemed reasonably necessary for their review of the Agreement and the Manager’s performance. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board. Prior to the Board’s deliberations, Citigroup had announced an agreement to sell the Manager to Legg Mason, which, subject to certain approvals, was expected to be effective later in the year. Consequently, representatives of Legg Mason discussed with the Board Legg Mason’s intentions regarding the preservation and strengthening of the Manager’s business. The Independent Trustees also requested and received certain assurances from senior management of Legg Mason regarding the continuation of the Fund’s portfolio management team and of the level of other services provided to the Fund and its shareholders should the sale of the Manager be consummated. At subsequent Board meetings, representatives of CAM and Legg Mason made additional presentations to and responded to further questions from the Board regarding Legg Mason’s acquisition of CAM, which includes the Manager. After considering these presentations and reviewing additional written materials provided by CAM and Legg Mason, the Board, including the Independent Trustees, approved, subject to shareholder approval, a new Agreement permitting the Manager to continue to provide its services to the Fund after consummation of the sale of the Manager to Legg Mason. (Shareholders approved the new Agreement and the sale of CAM to Legg Mason was consummated as of December 1, 2005.)

In voting to approve the Agreement, the Independent Trustees considered whether the approval of the Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Analysis of the Nature, Extent and Quality of the Services provided to the Fund

The Board received a presentation from representatives of the Manager regarding the nature, extent and quality of services provided to the Fund and other funds in the CAM fund complex. In addition, the Independent Trustees received and considered other information regarding the services provided to the Fund by the Manager under the Agreement during the past year, including a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge

30	Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

and familiarity gained as Board members of funds in the CAM fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the CAM fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, comprised of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Agreement by the Manager.

Fund Performance

The Board received and reviewed performance information for the Fund and for a group of comparable funds (the “Performance Universe”) selected by Lipper Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also was provided with information comparing the Fund’s performance to the Lipper category averages over various time periods. The Board members noted that they had also received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe, consisting of all retail and institutional funds classified as “Oregon municipal debt funds” by Lipper, was for the one-, three-,

Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report	31

Board Approval of Management Agreement (unaudited) (continued)

five- and ten-year periods ended March 31, 2005. The Fund performed better than the median for each period and, in fact, its performance ranked in the 1st quintile of the Performance Universe for the one-, five- and ten-year periods ended March 31, 2005. The Board members discussed with the Fund’s portfolio management team the securities selection process used in managing the Fund’s investments. The Board members noted that the portfolio managers are very experienced with a superior long-term track record, and expressed their confidence in the portfolio management team. The Board also reviewed performance information provided by the Manager for periods ended June 2005, which showed the Fund’s performance continued to be competitive during the second quarter. Based on its review, the Board generally was satisfied with the Fund’s performance.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager for investment advisory and administrative services in light of the nature, extent and quality of the management services provided by the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of funds in both the relevant expense group (the “Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding the fees the Manager charged any of its other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are expended.

The information comparing the Fund’s Contractual Management Fee as well as its actual total expense ratio to its Expense Group, consisting of 13 retail front-end load single state municipal debt funds (including the Fund), showed that the Fund’s Contractual Management Fee was lower than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio also

32	Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

was lower than the median of total expense ratios of the other funds in the Expense Group.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative expense information and the nature, extent and quality of the services provided to the Fund under the Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative management fee structures (such as with additional breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The Board noted that the Fund had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee reflects the potential for sharing economies of scale with shareholders as the Fund’s assets grow than if no breakpoints were in place. The Board also noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed Fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in Fund management and administration resources.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including any soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to Fund shareholders.

Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report	33

Board Approval of Management Agreement (unaudited) (continued)

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board members approved the Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreement.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, CAM, which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current advisory agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 1, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members also conferred separately and with their

34	Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Adviser, including compliance services;

(vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(viii) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to

Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report	35

Board Approval of Management Agreement (unaudited) (continued)

offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason sponsored funds;

(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiii) the terms and conditions of the New Management Agreement, including the differences from the current advisory agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction; and

(xvi) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current advisory agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when the current advisory agreement, and reached substantially the same conclusions.

36	Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On October 21, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management agreement and 2) to elect Trustees. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement	2,670,032.154	87,853.409	123,005.795	251,254.000
Election of Trustees
Nominees:
Dwight B. Crane	3,000,473.193	131,672.165	0.000	0.000
Burt N. Dorsett	3,000,473.193	131,672.165	0.000	0.000
Elliot S. Jaffe	3,000,473.193	131,672.165	0.000	0.000
Stephen E. Kaufman	3,000,473.193	131,672.165	0.000	0.000
Cornelius C. Rose, Jr.	3,000,473.193	131,672.165	0.000	0.000
R. Jay Gerken	3,000,473.193	131,672.165	0.000	0.000

Smith Barney Oregon Municipals Fund 2005 Semi-Annual Report	37

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Smith Barney Oregon Municipals Fund

TRUSTEES	INVESTMENT ADVISER AND ADMINISTRATOR
Dwight B. Crane
Burt N. Dorsett	Smith Barney Fund Management LLC
R. Jay Gerken, CFA
Chairman
Elliott S. Jaffe	DISTRIBUTORS
Stephen E. Kaufman	Citigroup Global Markets Inc.
Cornelius C. Rose, Jr.	Legg Mason Investor Services, LLC

OFFICERS	CUSTODIAN
R. Jay Gerken, CFA	State Street Bank and Trust Company
President and Chief
Executive Officer	TRANSFER AGENT
PFPC Inc.
Andrew B. Shoup	P.O. Box 9699
Senior Vice President and	Providence, Rhode Island
Chief Administrative Officer	02940-9699

Kaprel Ozsolak	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Chief Financial Officer and
Treasurer	KPMG LLP
345 Park Avenue
Peter M. Coffey	New York, New York 10154
Vice President and
Investment Officer

Andrew Beagley
Chief Anti-Money
Laundering Compliance
Officer and Chief
Compliance Officer

Steven Frank
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

Smith Barney
Oregon Municipals Funds

SMITH BARNEY OREGON MUNICIPALS FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of shareholders of Smith Barney Fundamental Value Fund Inc., but it may also be used as sales literature when preceded or accompanied by a current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Legg Mason Investor
Services, LLC
Member NASD, SIPC

FD0820 12/05                     05-9393

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not Applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Oregon Municipals Fund

By:    /s/ R. Jay Gerken
          R. Jay Gerken
          Chief Executive Officer of
          Smith Barney Oregon Municipals Fund

Date: January 9, 2006

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ R. Jay Gerken
          R. Jay Gerken
          Chief Executive Officer of
          Smith Barney Oregon Municipals Fund

Date: January 9, 2006

By:    /s/ Kaprel Ozsolak
          Kaprel Ozsolak
          Chief Financial Officer of
          Smith Barney Oregon Municipals Fund

Date: January 9, 2006